EXHIBIT 32.6
Exhibit 32.6 Section 906 OF Sarbanes-Oxley Act — CERTIFICATION OF CHIEF FINANCIAL OFFICER
SIPEX CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Sipex Corporation (the “Company”) on Form 10-K/A for the period ended December 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Clyde R. Wallin, Senior Vice President, Finance, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adapted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such Report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

/s/ Clyde R. Wallin

Clyde R. Wallin
Chief Financial Officer and Senior Vice President, Finance
June 22, 2007